SECURITIES AND EXCHANGE COMMISSIONS

Washington, D.C. 20549

Form 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT:  OCTOBER 17, 2005

CCA Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

2-85538-B

(Commission File Number)

1-31643

(IRS Employer Identification Number)

1-31643

(IRS Employer Identification Number)

200 Murray Hill Parkway, East Rutherford, New Jersey 07073

(Address of principal executive offices, zip code)

(201) 330-1400

(Registrant’s telephone number including area code)

Item 2:02 Results of Operations and Financial Condition

  The Company issued a news release on October 12, 2005 setting forth its earnings for the third quarter ended August 31, 2005.  A copy of said news release is annexed hereto as Exhibit “A.”

SIGNATRUES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 2005

______CCA Industries, Inc._       __

             Registrant

By:        Ira W. Berman_____       __

             Ira W. Berman, Secretary